UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2017

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 26, 2017, each executive officer of Dril-Quip, Inc. (the “Company”) voluntarily agreed to a ten percent reduction in his base salary effective January 30, 2017 (the “Salary Reduction”) based upon a proposal of the Chief Executive Officer of the Company, which was approved by the Compensation Committee of the Board of Directors of the Company (the “Board”) and the Board. The following table sets forth, for each executive officer, his base salary prior to the Salary Reduction (the “Original Base Salary”) and his reduced base salary (the “Reduced Base Salary”).

Executive Officer/Title	Original Base Salary	Reduced Base Salary
Blake T. DeBerry, President and Chief Executive Officer	$680,000	$612,000

James A. Gariepy, Senior Vice President and Chief Operating Officer	$625,000	$562,500

Jerry M. Brooks, Vice President—Finance and Chief Financial Officer	$395,000	$355,500

James C. Webster, Vice President—General Counsel and Secretary	$355,000	$319,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ James C. Webster
James C. Webster
Vice President — General Counsel and Secretary

Date: January 30, 2017

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